Exhibit 10.1.1

EXECUTION VERSION

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of September 9, 2013 by and between ROGERS COMMUNICATIONS, INC. (“Lender”) and YODLE, INC. (“Grantor”).

RECITALS

A. Lender has agreed to make certain advances of money and to extend certain financial accommodation to Grantor, ProfitFuel, Inc., and Lighthouse Practice Management Group, Inc. (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Lender and Grantor dated as of September 9, 2013 (as amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Lender is willing to make the Loans to Grantor, ProfitFuel, Inc., and Lighthouse Practice Management Group, Inc., but only upon the condition, among others, that Grantor and ProfitFuel, Inc. shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor and ProfitFuel, Inc. under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its and ProfitFuel, Inc.’s obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its and ProfitFuel, Inc.’s obligations under the Loan Agreement, Grantor grants and pledges to Lender a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software (other than open source, publicly available or over the counter software) and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that are owned by Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use entered into by Grantor as licensor any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	YODLE, INC.

50 West 23rd Street, 4th Floor	By:	/s/ Michael Gordon
New York, New York 10010
	Title:	Chief Financial Officer

Attn: General Counsel

LENDER:

Address of Lender:	ROGERS COMMUNICATIONS INC.

333 Bloor Street East, 10th Floor	By:	/s/ Melinda Rogers
Toronto, Ontario, M4W 1G9
	Title:	SVP Strategy and Development, RCI

Attn: General Counsel

	By:	/s/ Anthony Staffieri

	Title:	Executive VP and Chief Financial Officer

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
The Company has filed with the United State Patent and Trademark Office a patent application titled “Methods and Apparatus for Generating an Online Marketing Campaign” on May 29, 2008. Yodle received a first Office Action wherein the Examiner rejected all of the claims. Yodle filed its response on June 15, 2011. Yodle received a Final Office Action on August 4, 2011 wherein the Examiner rejected all of the claims. Yodle responded to the Final Office Action on November 22, 2011. Yodle received a non-final Office Action dated June 6, 2012 wherein the Examiner raised new rejections. Yodle responded to this Office Action and amended certain of the claims on September 4, 2012. Yodle received a Final Office Action on November 19, 2012 wherein the Examiner rejected all of the claims, and Yodle responded to that Final Office Action on February 7, 2013. Yodle received an “Advisory Action Before the Filing of an Appeal Brief” dated February 22, 2013 wherein the Examiner rejected all of the claims. Yodle filed a Request for Continued Examination and Amendment on April 8, 2013.	Application#: 12/129590	Application Date: 5/29/08

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
CLICKRANK (U.S. – Class 35)		Registration Date: 5/13/08

	Registration# 3487482	Registration Date: 8/19/08

Registration# 3479429	Registration Date: 8/5/08

Registration# TMA762,610	Registration Date: 3/24/10

PICTIMONIAL (U.S. – Class 9)	Registration # 4323475	Registration Date: 4/23/13

PICTIMONIAL (Canada; International Class 9)	Application No. 1610202	Application Date: 1/17/13

Obsessed with Results (U.S. – Classes 35 & 42)	Serial No. 85938453	Application Date: 5/21/13

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None

EXECUTION VERSION

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of September 9, 2013, by and between ROGERS COMMUNICATIONS, INC. (“Lender”) and PROFITFUEL, INC. (“Grantor”).

RECITALS

A. Lender has agreed to make certain advances of money and to extend certain financial accommodation to Grantor, Yodle, Inc., and Lighthouse Practice Management Group, Inc. (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Lender and Yodle, Inc. dated as of September 9, 2013 (as amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Lender is willing to make the Loans to Grantor, Yodle, Inc., and Lighthouse Practice Management Group, Inc., but only upon the condition, among others, that Grantor and Yodle, Inc. shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor and Yodle, Inc. under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor grants and pledges to Lender a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software (other than open source, publicly available or over the counter software) and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that are owned by Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use entered into by Grantor as licensor any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:

PROFITFUEL, INC.

50 West 23rd Street, 4th Floor
New York, NY 10010	By:	/s/ Michael Gordon

Attn: General Counsel	Title:	Treasurer

LENDER:

Address of Lender:	ROGERS COMMUNICATIONS INC.

333 Bloor Street East, 10th Floor
Toronto, Ontario, M4W 1G9	By:	/s/ Melinda Rogers

Attn: General Counsel	Title:	SVP Strategy and Development

	By:	/s/ Anthony Staffieri

	Title:	Executive VP and Chief Financial Officer

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
PROFITFUEL (U.S. – Class 35)	Registration #4012182	Registration Date: 8/16/11

OUTRANK (U.S. – Class 35)	Registration #4012186	Registration Date: 8/16/11

SMALL BUSINESSES. BIG RESULTS (U.S. – Class 35)	Registration #4012184	Registration Date: 8/16/11

OUTSMART. OUTPERFORM. OUTRANK. (U.S. – Class 35)	Registration #4012187	Registration Date: 8/16/11

OUTRANK (Canada)	Application No. 1556333	Application Date: 12/14/11; approved for publication 2/15/13; advertised on April 24, 2013 in the Trade-Marks Journal; Notice of Allowance issued August 9, 2013

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None

EXECUTION VERSION

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of September 9, 2013, by and between ROGERS COMMUNICATIONS, INC. (“Lender”) and LIGHTHOUSE PRACTICE MANAGEMENT GROUP, INC. (“Grantor”).

RECITALS

A. Lender has agreed to make certain advances of money and to extend certain financial accommodation to Grantor, Yodle, Inc. and Profitfuel Inc. (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Lender and Yodle, Inc. dated as of September 9, 2013 (as amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Lender is willing to make the Loans to Grantor, Yodle, Inc., and Profitfuel, Inc., but only upon the condition, among others, that Grantor and Yodle, Inc. shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor and Yodle, Inc. under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor grants and pledges to Lender a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software (other than open source, publicly available or over the counter software) and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that are owned by Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use entered into by Grantor as licensor any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	LIGHTHOUSE PRACTICE MANAGEMENT GROUP, INC.

4955 Alton Tucker Blvd., Suites 300	By:	/s/ Michael Gordon
Sugar Hill, GA 30518	Title:	Treasurer

Attn: Legal Department

LENDER:

Address of Lender: 333 Bloor Street East, 10th Floor	ROGERS COMMUNICATIONS INC.
Toronto, Ontario M4W@ 1G9	By:	/s/ Melinda Rogers

Attn: General Counsel	Title:	SVP Strategy and Development, SRI

	By:	/s/ Anthony Staffieri

	Title:	Executive VP and Chief Financial Officer

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
Lighthouse (U.S. – Class 35)	Registration #3974579	Registration Date: 6/7/11

PLZ (U.S. – Classes 38 and 42)	Registration #3712586	Registration Date: 11/17/09

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None